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                                                                    EXHIBIT 10.4


                        STOCK PURCKASE/EXCHANGE AGREEMENT

         This Stock Purchase/Exchange Agreement (the "Agreement") is entered into by and among Dr. Michael Hoenig and Magarete Jung ("Sellers"), individuals residing in Germany, and CABEC ENERGY CORP. ("Purchaser"), a publicly held and traded Delaware (U.S.A.) corporation.

                                R E C I T A L S :

         A. Sellers own beneficially and of record in excess of 80 shares (40%) of the 200 authorized and issued (and outstanding) shares of the Common Stock of VIMONTA AG, a Swiss corporation (the Vimonta Stock"); and

         B. Purchaser is authorized to issue 200,000,000 shares of Common Stock, and Purchaser currently has approximately 133,000,000 shares of Common Stock issued and outstanding; and

         C. Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Vimonta Stock, in exchange for 30,000,000 shares (the "Cabec Stock") of newly issued Common Stock of Purchaser (restricted under Rule 144, as promulgated by the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended from time to time).

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Sellers and Purchaser agree as follows:

1.       TRANSFER/EXCHANGE OF SHARES.

         a. At the Closing, as such term is hereinafter defined, Sellers agree to deliver to Purchaser the Vimonta Stock.

         b. At the Closing, as such term is hereinafter defined, Purchaser agrees to deliver to Sellers the Cabec Stock.

         2. CLOSING. The closing ("Closing") shall be held on or before March 18, 1998, or at such later time as shall be mutually acceptable to the parties.

         3. WARRANTIES AND REPRESENTATIONS OF SELLERS. Sellers warrant and represent to Purchaser that Sellers (i) own the Vimonta Stock free and clear of any claim whatsoever by any parties, (ii) Sellers have not pledged or encumbered the Vimonta Stock in any manner, (iii) the Vimonta Stock is nonassessable, (iv) Sellers have granted no right, warrant, purchase option, or any other right which directly or indirectly affects the Vimonta Stock, (v) the Vimonta Stock has voting and other rights that are identical to all other shares of VIMONTA AG, and (vi) the Vimonta Stock is freely assignable by Sellers to Purchaser in accordance with this Agreement.

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         4.       WARRANTIES AND REPRESENTATIONS OF PURCHASER. Purchaser
warrants and represents to Sellers that the Cabec Stock (i) is free and clear of any claim whatsoever by any parties, (ii) is nonassessable, (iii) may be issued to Sellers by Purchaser in accordance with this Agreement, and (iv) is restricted pursuant to Rule 144.

         5. AMENDMENT. This Agreement may only be altered, modified, or amended by a written agreement signed by Sellers and Purchaser.

         6. ENTIRE AGREEMENT. This Agreement contains the only agreement of Sellers and Purchaser with respect to the purchase/exchange of the Vimonta Stock and the Cabec Stock and supersedes all prior written or oral agreements, negotiations, understandings, or commitments.

         7. PARTIES BOUND. This Agreement shall be binding upon and inure to the benefit of and be enforceable by Sellers and Purchaser, their heirs, executors, administrators, successors, and assigns.

         8. ASSIGNMENT RIGHTS. Sellers and Purchaser, in their sole discretion, may assign their rights under this Agreement to any person or persons.

         9. CHOICE OF LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (U.S.A.). VENUE FOR ANY CAUSE OF ACTION RELATING TO THIS AGREEMENT SHALL BE EXCLUSIVELY DALLAS, TEXAS.

         10. FURTHER AGREEMENTS. Sellers and Purchaser agree to execute such other and further agreements as are necessary or desirable to effect the intent of this Agreement.

         EXECUTED to be effective as of March 11, 1998.

                                      SELLERS:


                                      -----------------------------------------
                                            DR. MICHAEL HOENIG


                                      -----------------------------------------
                                            MAGARETE JUNG


                                      PURCHASER:

                                      CABEC ENERGY CORP., a Delaware corporation


                                      By:
                                            ------------------------------------
                                            Michael John, President

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